CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


EXHIBIT 32.2

In connection with the Quarterly Report of American Petroleum Group, Inc. (the "Company") on Form 10Q-SB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, James Carroll, Chief Accounting/Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ James Carroll
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James Carroll
Chief Financial Officer